                                                                    Exhibit 99.1

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Computer Horizons Corp.

FOR IMMEDIATE RELEASE

              COMPUTER HORIZONS ANNOUNCES SALE OF CHIMES, INC. UNIT

Mountain Lakes, NJ, October 18, 2006 - Computer Horizons Corp. (Nasdaq: CHRZ), a
strategic solutions and professional services company, today announced it signed a definitive asset purchase agreement to sell its Chimes business unit to AXIUM
International, Inc. The sale price is $80 million in cash for substantially all of the assets of Chimes, excluding operating cash and marketable securities. The
Board of Directors of CHC unanimously approved the sale. The transaction is expected to be completed in the first quarter of 2007 and is subject to customary closing conditions, including approval of CHC's shareholders and regulatory clearances.

Ensemble Workforce Solutions, Inc., a division of privately-held AXIUM
International, provides workforce automation solutions and financial tools for contingent labor management and project spend in vertical market sectors adjacent to Chimes. The combination is expected to strengthen the position and growth opportunities for both companies.

Dennis Conroy, President and CEO of Computer Horizons Corp., made the following statement: "We are delighted to announce this definitive agreement with AXIUM.
We believe the sale of Chimes creates value for our shareholders and the strategic combination of two market leaders -- Chimes and Ensemble -- will benefit our clients and the Chimes staff. We continue to work actively on strategic alternatives for our remaining business and the Company."

Jefferies Broadview served as financial advisor to Computer Horizons. Lazard
Ltd. served as financial advisor to AXIUM.

ABOUT CHIMES, INC.

Chimes, Inc., a wholly owned subsidiary of Computer Horizons Corp. (Nasdaq:
CHRZ), provides workforce procurement and vendor management services to Global
2000 companies. Through scaleable, web-based software, Chimes administers the entire staffing cycle to identify, leverage and manage the enterprise-wide spend on human capital. Chimes' products include Centralized Vendor Management (CVM), which administers the management of an organization's workforce services spend such as contingent, project and full-time hiring, consolidated time sheet and expense processing (CTE), Billing Adjustment and Invoicing (BAI) and Request for
Services (RFx).

ABOUT COMPUTER HORIZONS CORP.

Computer Horizons Corp. (Nasdaq: CHRZ) provides professional information technology (IT) services to a broad array of vertical markets, including financial services, healthcare, pharmaceutical, telecom, consumer packaged goods. CHC's wholly-owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise's business functions. For more information on Computer Horizons, visit www.computerhorizons.com.

ABOUT ENSEMBLE

Ensemble Workforce Solutions, a Division of Axium International, is an award winning vendor-neutral managed services company providing clients with leading solutions for Contingent Labor and Services Procurement. Ensemble services clients in 20 countries spanning 4 continents, including North America, Europe,
Latin America and Asia.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.
IN SOME CASES, FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY WORDS SUCH AS
"BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "POTENTIAL," "CONTINUE" OR SIMILAR
EXPRESSIONS. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THE ASSUMPTIONS UNDERLYING
OR RELATING TO ANY OF THE FOREGOING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS
ARE BASED UPON CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF
FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT
LIMITED TO, RISKS ASSOCIATED WITH UNFORESEEN TECHNICAL DIFFICULTIES, THE ABILITY
TO MEET CUSTOMER REQUIREMENTS, MARKET ACCEPTANCE OF SERVICE OFFERINGS, CHANGES
IN TECHNOLOGY AND STANDARDS, THE ABILITY TO COMPLETE COST REDUCTION INITIATIVES,
DEPENDENCIES ON CERTAIN TECHNOLOGIES, DELAYS, MARKET ACCEPTANCE AND COMPETITION,
AS WELL AS OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION, PRESS RELEASES AND OTHER COMMUNICATIONS.
ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE BASED ON
INFORMATION AVAILABLE TO THE COMPANY ON THE DATE HEREOF. THE COMPANY UNDERTAKES
NO OBLIGATION (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION) TO UPDATE
FORWARD-LOOKING STATEMENTS MADE IN THIS PRESS RELEASE TO REFLECT EVENTS OR
CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO UPDATE REASONS WHY
ACTUAL RESULTS WOULD DIFFER FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING
STATEMENTS.

Corporate Contacts:  David Reingold/Lauren Felice
                     Investor Relations, Marketing
                     Computer Horizons Corp.
                     (973) 299-4105/4061
                     dreingold@computerhorizons.com
                     lfelice@computerhorizons.com

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